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SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
MIRAVANT MEDICAL TECHNOLOGIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     Miravant Medical Technologies
336 Bollay Drive
Santa Barbara, California 93117

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 26, 2001

    Notice is hereby given that the Annual Meeting of Stockholders of Miravant Medical Technologies (the "Company") will be held on Tuesday, June 26, 2001, at 9:00 a.m., at The Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California, 93108, (805) 969-2261, for the following purposes:

  1.
  To elect six (6) Directors to serve until the 2002 Annual Meeting and until their successors are elected and qualified;

  2.
  To ratify the appointment of Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2001; and

  3.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      These items are more fully described in the following pages. The Board of Directors has fixed the close of business on April 27, 2001, as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. Stockholders are reminded that shares cannot be voted unless the stockholder is present at the meeting or the signed proxy is returned or other arrangements are made to have the shares represented at the meeting.

    Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope.

By Order of the Board of Directors

Joseph E. Nida Secretary

Santa Barbara, California
May 11, 2001

PLEASE SIGN AND RETURN THE ENCLOSED PROXY

Miravant Medical Technologies
336 Bollay Drive
Santa Barbara, California 93117

PROXY STATEMENT

         This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about May 14, 2001 in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Miravant Medical Technologies (collectively with its subsidiaries, the "Company") for the 2001 Annual Meeting of Stockholders, to be held on Tuesday, June 26, 2001, at 9:00 a.m. local time, at The Four Seasons Biltmore, Santa Barbara, California, or at any adjournment thereof. Proxies are solicited to give all stockholders of record at the close of business on April 27, 2001 an opportunity to vote on matters to be presented at the Annual Meeting. Shares can be voted at the meeting only if the stockholder is present or represented by proxy.

    At the Annual Meeting, stockholders will be asked to consider and vote upon two items as follows:

      ITEM NO. 1.  To elect six (6) Directors to serve until the 2002 Annual Meeting and until their successors are elected and qualified;

      ITEM NO. 2.  To ratify the appointment of Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2001; and

      ITEM NO. 3.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, by subsequently executing and delivering a later-dated proxy, or by voting in person at the Annual Meeting.

    A copy of the Annual Report to Stockholders is included herewith but shall not constitute proxy solicitation materials.

    The Board of Directors of the Company believes that the election of each of its director nominees in Item No. 1 and approval of Item No. 2 are in the best interests of the Company and its stockholders and unanimously recommends that the stockholders vote to elect each of the director nominees in Item No. 1 and vote FOR Item No. 2.

VOTING AND SOLICITATION OF PROXIES

    Only holders of record at the close of business on April 27, 2001 (the "Record Date") of the Company's Common Stock, $.01 par value (the "Common Stock"), which is quoted on The NASDAQ National Market under the symbol "MRVT", will be entitled to vote at the Annual Meeting. On April 25, 2001, there were 18,582,750 shares of Common Stock outstanding and no shares of preferred stock outstanding. The holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote will constitute a quorum at the meeting. Broker non-votes (see below) will be counted toward the establishment of a quorum. On all matters to come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share owned.

    Please specify your choices on the items by marking the appropriate boxes on the enclosed proxy card and signing it. Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies will be voted FOR the election as directors of the nominees listed in Item No. 1 and FOR Item No. 2, and with respect to any other matter that may properly come before the meeting, in the discretion of the proxy holder.

    This proxy solicitation is being made by the Company. The Company intends to solicit proxies by use of the mail. In addition, solicitation of proxies may be made by personal and telephonic meetings with stockholders by directors, officers and regular employees of the Company. The cost of preparing, assembling and mailing the proxy materials will be borne by the Company.

Vote Required

    The election of the director nominees pursuant to Item No. 1 requires a plurality of the votes cast in person or by proxy at the Annual Meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Under Delaware law, the Company's Certificate of Incorporation and the Company's ByLaws, shares as to which a stockholder abstains or withholds from voting on the election of Directors, and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on such nominees, will not affect the outcome of the election of directors.

    If any stockholder gives notice at the meeting of his or her intention to cumulate votes in the election of directors, each stockholder will be entitled to cumulate his or her votes and give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares then held, or distribute the votes on the same principle among as many nominees as the stockholder deems fit. Stockholders voting by means of the accompanying proxy will be granting the proxy holders discretionary authority to vote their shares cumulatively, but such stockholders may not mark the proxy to cumulate their own votes. The Board of Directors does not presently intend to give notice to cumulate votes, but it may elect to do so in the event of a contested election or other, presently unexpected, circumstances. In the event of cumulative voting, the accompanying proxy authorizes the individuals named as proxy holders, in their discretion, to vote cumulatively and to distribute, in any manner, the votes to which each share is entitled in the election of directors, among the nominees for whom the authority to vote has not been withheld in the accompanying proxy.

    The ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company pursuant to Item No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Under Delaware law, the Company's Certificate of Incorporation and the Company's ByLaws, abstentions on such proposals have the same legal effect as a vote against such proposals. Broker non-votes are not counted as shares represented and entitled to vote and therefore will not affect the outcome of the vote on such proposals.

    A list of the stockholders of record as of the Record Date will be available for examination during ordinary business hours at least ten days prior to the Annual Meeting by any stockholder, for any purpose germane to the Annual Meeting at the Company's offices at 336 Bollay Drive, Santa Barbara, California 93117 (telephone (805) 685-9880), Attention: Shadean Runyen.

    If you plan to attend the meeting, please mark the appropriate box on the proxy card. Stockholders whose shares are held of record by brokers or other institutions, will be admitted upon presentation of proper identification and proof of ownership (e.g., a brokers' statement) at the door.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 25, 2001 by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of its Common Stock, (ii) each of the executive officers named in the Summary Compensation Table included herein, (iii) each director and nominee for director of the Company and (iv) all directors and executive officers of the Company as a group.

Name	Number of Shares Beneficially Owned (1)(2)	Percentage of Outstanding Stock
Pharmacia Corporation (3)	2,221,534	11.73%
Gary S. Kledzik, Ph.D. (5)	1,883,950	9.65%
St. Cloud Investment, Ltd. (4)	1,720,303	9.14%
David E. Mai	478,560	2.52%
Larry S. Barels (6)	171,750	*
John M. Philpott	143,750	*
Charles T. Foscue (7)	130,677	*
William P. Foley II (8)	101,250	*
Jonah Shacknai (9)	—	*
All directors and executive officers as a group (7 persons)	2,909,937	14.31%

*
Less than one percent.

(1)
Each person has sole voting and investment power over the Common Stock shown as beneficially owned, subject to community property laws where applicable and the information contained in the footnotes below.

(2)
Includes the following shares of Common Stock issuable upon exercise of options and/or warrants exercisable within 60 days of April 25, 2001: Pharmacia Corporation—360,000; Dr. Kledzik—943,750 shares; Mr. Mai—441,250 shares; Mr. Foscue—112,500 shares; Mr. Philpott—136,250 shares; Mr. Foley—71,250 shares; Mr. Barels—41,875 shares; St. Cloud Investments, Ltd.—233,532; and directors and executive officers as a group—1,746,875 shares.

(3)
Pharmacia Corporation is a Delaware corporation formed by the merger in April 2000 of Pharmacia & Upjohn, Inc. and Monsanto Company, according to a press release issued by Pharmacia Corporation on March 31, 2000. According to the Schedule 13D/A filing on January 19, 2001, the principal business address of Pharmacia Corporation is 100 Route 206 North, Peapack, New Jersey 07977. See "Certain Relationships and Related Transactions".

(4)
According to the Schedule 13D filed with the SEC on March 10, 1999, St. Cloud Investments, Ltd. is a corporation organized under the laws of the British Virgin Islands and its principal business address is c/o Robert Tucker, 61 Purchase Street, Suite 2, Rye, New York 10580.

(5)
Includes 40,000 shares of Common Stock, such shares were transferred to The Gary S. Kledzik Charitable Remainder Unitrust, of which Gary S. Kledzik is the trustee and beneficiary. Dr. Kledzik's address is 336 Bollay Drive, Santa Barbara, California 93117.

(6)
Excludes 5,500 shares of Common Stock to which Mr. Barels disclaims beneficial ownership. Such shares are held by his spouse and children.

(7)
Excludes 12,069 shares of Common Stock to which Mr. Foscue disclaims beneficial ownership. 11,521 of these shares are held by HAI Financial, Inc., of which Mr. Foscue is the Chairman, President and Chief Executive Officer and the remaining 548 shares are held in a pension plan for the benefit of Mr. Foscue.

(8)
Excludes 326,400 shares of Common Stock to which Mr. Foley disclaims beneficial ownership. 320,900 of these shares are held by Fidelity National Financial, Inc., of which Mr. Foley is the Chairman and Chief Executive Officer, and the remaining 5,500 shares are held by his spouse and children.

(9)
Excludes 125,625 shares underlying options exercisable within 60 days of April 25, 2001 as to which Mr. Shacknai disclaims beneficial ownership. Such shares are held in a trust administered by an independent trustee for the benefit of Mr. Shacknai's children.

BOARD MEETINGS, REMUNERATION OF DIRECTORS AND COMMITTEES

    During 2000, the Board of Directors met on four occasions. Each director then in office attended in person or by telephone at least three of the four Board of Director meetings and all of their respective Committee meetings.

    Employees of the Company do not receive any additional compensation for serving the Company as members of the Board of Directors or any of its Committees. Directors who are not employees of the Company do not receive fees for board meetings attended, but do receive an annual stock option grant under the Miravant Medical Technologies 2000 Stock Compensation Plan, or the 2000 Plan. The Company currently provides the non-employee directors with an automatic grant of non-qualified stock options to purchase 7,500 shares of Common Stock on the first day of the fourth quarter of each year that a non-employee director serves on the Board of Directors. Each option vests upon the grant date and is granted at an option price equal to the fair market value of the Common Stock on the grant date. The options terminate on the earlier of 90 days from the date on which a director is no longer a member of the Board of Directors for any reason other than death, ten years from the date of grant or six months from the director's death. Non-employee directors are also eligible for discretionary awards. During the year ended December 31, 2000, the following non-employee directors were each automatically granted stock options to purchase 7,500 shares of Common Stock under the 2000 Plan: Charles T. Foscue, Jonah Shacknai, Larry S. Barels and William P. Foley II. The Company also issued each non-employee director a one-time discretionary grant of 25,000 shares in January 2000 from the 1996 Plan granted at an option price equal to the fair market value of the Common Stock on the grant date. The 1996 Plan was subsequently superceded by the 2000 Plan in August 2000. The Company also reimburses directors for out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

    The Board has standing Audit and Compensation Committees. The Board does not have a standing nominating committee or a committee performing similar functions. The current members of each of the Board's Committees are listed below.

The Audit Committee

    The Audit Committee, composed solely of outside directors, meets with the Company's independent accountants and management to discuss, recommend and review accounting principles, financial and accounting controls, the scope of the annual audit and other matters; advises the Board on matters related to accounting and auditing; and reviews management's selection of independent accountants. During 2000, the Audit Committee adopted a written charter approved by the Board. A copy of the Charter of the Audit Committee is attached as Exhibit A to this Proxy Statement. The members of the Audit Committee are Charles T. Foscue, Jonah Shacknai and Larry S. Barels. During 2000, the Audit Committee met two times. In addition, the Chairman of the Audit Committee, Larry S. Barels, met quarterly with the Company's independent auditors and management. The Board has determined that each of the members of the Audit Committee is independent as defined in Rule 4200(a)(15) of the National Association of Security Dealers.

The Compensation Committee

    The Compensation Committee, composed solely of outside directors, reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern executive officers of the Company. The members of the Compensation Committee are Charles T. Foscue, Jonah Shacknai, William P. Foley II and Larry S. Barels. During 2000, the Compensation Committee met one time.

Compensation Committee Interlocks and Insider Participation

    Mr. Foscue is a founder, Chairman, President and Chief Executive Officer of HAI Financial, Inc., previously known as Harmet Associates, Inc., ("HAI"), which provides corporate financial consulting services in the areas of mergers and acquisitions, public and private financings and financial analysis. Both HAI and Mr. Foscue have been advisors to the Company since 1991 and have been involved in the Company's private and public financings from 1991 to the present. For the year ended December 31, 2000, the Company had no expenses related to consulting services provided by HAI.

REPORT OF THE AUDIT COMMITTEE

    The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the Company's financial reporting and auditing process.

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

    The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the Company's independent auditors their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

    The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2000. In addition, the Chairman of the Audit Committee, Larry S. Barels, met quarterly with the Company's independent auditors and management.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

                      Audit Committee
                      Larry S. Barels, Audit Committee Chair
                      Charles T. Foscue
                      Jonah Shacknai

                      March 19, 2001

EXECUTIVE OFFICERS

    The names, ages and certain additional information (if not set out in Item No. 1) of the current executive officers of the Company are as follows:

Name	Age	Position
Gary S. Kledzik, Ph.D.	51	Chairman of the Board and Chief Executive Officer
David E. Mai	56	President and Director
John M. Philpott	40	Chief Financial Officer and Treasurer

    Information about Dr. Kledzik and Mr. Mai is set forth in Item No. 1.

    John M. Philpott has served as Chief Financial Officer since December 1995. Since March 1995, Mr. Philpott had served as Controller. Prior to joining the Company, Mr. Philpott was a Senior Manager with Ernst & Young LLP, which he joined in 1986. Mr. Philpott is a Certified Public Accountant in the State of California. He holds a B.S. degree in Accounting and Management Information Systems from California State University, Northridge.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee (the "Committee"), composed entirely of outside directors, is responsible for the oversight and administration of executive compensation. The Committee also reviews the Company's overall compensation program as reported to the Committee by management. In establishing the Company's executive compensation program, the Committee takes into account the significance of the position to the Company, stockholder value, current market data and compensation trends for comparable companies and geographic locations, compares corporate performance to that of other companies in the same industry, gauges achievement of corporate and individual objectives and accomplishments and considers the overall effectiveness of the program in measuring and rewarding desired performance levels. These principles have been adhered to by developing incentive pay programs which provide competitive compensation and reflect the Company's performance. Both short-term and long-term incentive compensation are based on Company performance, achievement of specific milestones and the value received by stockholders. Since the Company is in the pre-commercialization stage, the use of traditional performance standards (such as revenue growth, operating income, profit levels and return on equity) are not appropriate in evaluating the performance of the executive officers. In particular, the unique nature of the biotechnology industry, specifically the absence of commercial revenues and the fact that the Company's stock performance is often more a consequence of large market forces than that of actual Company achievements, makes it difficult to tie performance objectives to standard financial consideration. The Committee believes the compensation of the Company's executive officers is in the middle range of compensation data compiled for comparable companies.

Compensation Philosophy

    The Committee bases the executive compensation program on the following principles which reflect the value created for stockholders while supporting the Company's strategic business goals:

  •
  Compensation should encourage increased stockholder value;

  •
  Compensation levels for executive officers are benchmarked to the outside market, utilizing information from general industry surveys;

  •
  Total compensation opportunity is targeted to the mid-range from comparable public companies with incremental amounts which may be earned above that level depending upon corporate and individual performance. The Committee considers it essential to the vitality of the Company that the total compensation opportunity for executive officers remain competitive in order to attract and retain the talent needed to manage and build the Company's business; and

  •
  Incentive compensation is designed to reinforce the achievement of both short and long-term strategic business goals and objectives of the Company.

Compensation Measurement

    The Company's executive compensation is composed of three components, base salary, short-term incentives and long-term incentives, each of which is intended to serve the overall compensation philosophy.

    Base Salary.  The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial position and performance of the Company, general economic conditions, as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

    Short-Term Incentives.  The Compensation Committee has the ability to award stock-based, short-term incentive compensation to executives under the 2000 Plan based on the executive's level of responsibility, potential contribution, the success of the Company and competitive conditions. Although no such awards have been granted under the 2000 Plan to date, the executive's actual award would generally be determined following the end of the fiscal year based on the Company's achievement of its goals and an assessment of the executive's individual performance. Although generally the Company currently does not award short-term cash incentive compensation to its executives, the Committee may in the future award cash or stock bonuses based on the achievement of target levels of growth or other performance objectives established in consultation with senior management.

    Long-Term Incentives.  The Committee may award long-term incentive stock compensation based upon the achievement of the Company's research and development program goals, strategic alliance collaboration goals, capital fundings and the performance of the Common Stock on the NASDAQ National Market. Under the Company's employment agreements and the 2000 Plan, stock options and other stock awards are granted from time to time to reward key employee's contributions and as an incentive for future contributions. Such grants of awards are based primarily on a key employee's past and potential contribution to the Company's accomplishments and growth. Under the 2000 Plan, the exercise price of stock options must equal or exceed the fair market value of the Common Stock on the date of grant and no stock options granted to executive officers in 2000 were granted with an exercise price below fair market value. Generally, the options under the 2000 Plan vest over four years and generally employees must continue to be employed by the Company for such options to vest.

    The stock option grants are designed to align the interests of the executive officers with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

    2000 Compensation for the Chief Executive Officer.  In setting the 2000 salary and incentive award levels for the Chief Executive Officer, the Committee reviewed the Company's achievements in 1999. The Committee also considered the Chief Executive Officer's leadership in continuing to strategically position the Company for the development and commercialization of drugs and devices for use in photodynamic therapy in the treatment of a number of disease indications. Some of the achievements during 1999 include:

  •
  In early 1999, the Company again restructured its existing relationship and agreements with Pharmacia Corporation, which resulted in Pharmacia Corporation assuming the majority of the clinical development work for SnET2 in ophthalmology. Additionally, the Company obtained a $19.0 million equity infusion and a $22.5 million line of credit from Pharmacia Corporation;

  •
  Completed enrollment of 933 patients in Phase III AMD clinical trials;

  •
  Advanced development programs of new photosensitivity drugs for use in ophthalmology, oncology, dermatology and cardiovascular disease;

  •
  Presented preclinical and clinical data at leading cardiology and ophthalmology meetings; and

  •
  Managed the Company within the approved budget.

    While acknowledging the significance of the above mentioned achievements, the Committee in 2000 increased the Chief Executive Officer's salary from $325,000 to $357,500. Additionally, consistent with the Company's current general policy of not awarding short-term cash incentives, the Committee determined to forego any short-term incentive award to the Chief Executive Officer for 2000. With respect to long-term incentives, however, the Committee approved the grant to the Chief Executive Officer of 200,000 non-statutory stock options under the 1996 Plan priced at the fair market value on the grant date and vesting at the rate of 25% a year.

    Section 162(m) Implications for Executive Compensation.  It is the responsibility of the Committee to address the issues raised by Section 162(m) of the Internal Revenue Code of 1986, as amended (the

"Code"), which makes certain "non-performance-based" compensation to certain executives of the Company in excess of $1,000,000 non-deductible to the Company. To qualify as "performance-based" under Section 162(m), compensation payments must be made pursuant to a plan, by a committee of at least two "outside" directors (as defined in the regulations promulgated under the Code) and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the outside directors or the Committee, as applicable, must certify that the performance goals were achieved before payments can be awarded.

    The Committee, in planning for the future of the Company, has considered the impact of Section 162(m) and has taken several steps which are designed to minimize its effect to the extent practicable while maintaining competitive compensation practices. The Committee expects to continue to examine the effects of Section 162(m) and to monitor the level of compensation paid to the Company's executive officers in order to take any steps which may be appropriate in response to the provisions of Section 162(m) to the extent practicable while maintaining competitive compensation practices.

                      Compensation Committee
                      William P. Foley II, Chairman
                      Larry S. Barels
                      Jonah Shacknai
                      Charles T. Foscue

EXECUTIVE COMPENSATION

Summary Compensation

    The following table summarizes all compensation paid to the Company's Chief Executive Officer and to the Company's other most highly compensated executive officers other than the Chief Executive Officer, whose total annual salary exceeded $100,000 for services rendered in all capacities to the Company during the fiscal years ended December 31, 2000, 1999 and 1998 (collectively, the "named executive officers").

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options (# of Shares)(1)
Gary S. Kledzik, Ph.D	2000	$357,500	$—	200,000
Chief Executive Officer and Chairman of the Board	1999	325,000	—	200,000
	1998	300,000	—	200,000
David E. Mai	2000	$275,000	$—	100,000
President and Director	1999	250,000	—	100,000
	1998	225,000	—	100,000
John M. Philpott	2000	$192,500	$—	75,000
Chief Financial Officer and Treasurer	1999	175,000	—	75,000
	1998	140,000	—	50,000

(1)
The options vest equally over a period of four years and expire upon the earlier of (i) three months after termination of employment (or upon termination if terminated for cause), or (ii) ten years from the date of grant.

Option Grants in 2000

    The following table sets forth certain information as of December 31, 2000 and the year then ended concerning stock options granted to the named executive officers.

Option Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (# of shares)(1)	% of Total Options Granted to Employees During the Year
			Exercise Price ($/share)	Expiration Date
Name					5%	10%
Gary S. Kledzik	200,000	23.80%	$9.313	01/01/10	$1,171,379	$2,968,505
David E. Mai	100,000	13.50%	9.313	01/01/10	585,690	1,484,252
John M. Philpott	75,000	10.48%	9.313	01/01/10	439,267	1,113,189

(1)
The options vest ratably over a period of four years and expire upon the earlier of (i) three months after termination of employment (or upon termination if terminated for cause), or (ii) ten years from the date of grant.

Aggregated Option Exercises in Fiscal 2000 and Fiscal Year-End Option Values

    The following table sets forth information as to the stock options exercised by the named executive officers for the year ended December 31, 2000 and the value of the options exercised at that date based on the difference between the market price of the stock and the exercise prices of the options.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2000(#)
					Value of Unexercised In-the-Money Options at December 31, 2000($)(1)
	Shares Acquired On Exercise(#)
		Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Gary S. Kledzik	—	$—	768,750	475,000	$2,454,645	$—
David E. Mai	—	—	353,940	237,500	929,370	—
John M. Philpott	—	—	80,000	162,500	4,804	—

(1)
Based on the difference between the closing price of the Common Stock as reported on the NASDAQ National Market as of December 29, 2000 and the exercise price of such options.

Employment Agreements

    The Company and Dr. Kledzik are parties to an employment agreement effective December 31, 1989, as amended (the "Employment Agreement"), pursuant to which Dr. Kledzik serves as Chief Executive Officer for the Company and its subsidiaries. The Employment Agreement provides for an initial employment term of one (1) year, renewed for successive one-year terms, unless Dr. Kledzik notifies the Company in writing at least 30 days in advance of, or the Company notifies Dr. Kledzik in writing 30 days before or after, December 31 of each year. Under the terms of the Employment Agreement, Dr. Kledzik is entitled to an annual salary as determined by the Compensation Committee of the Board of Directors from time to time. The current annual salary is $384,313. As of December 31, 2000, in connection with the Employment Agreement, Dr. Kledzik has received options to purchase a total of 674,466 shares of Common Stock at exercise prices ranging from $0.03 to $2.00 per share with a weighted average price of $0.88 per share. Additionally, from two of the Company's employee stock option plans, Dr. Kledzik has received options to purchase 928,750 shares at exercise prices ranging from $6.00 to $34.75 per share with a weighted average exercise price of $22.62 per share. Options for 1,128,216 shares have vested, of which 359,466 have been exercised. Options outstanding at December 31, 2000 vest ratably over four years from the date of grant. The Employment Agreement provides that Dr. Kledzik shall perform his duties at the Company's designated facility in Santa Barbara, California. If the Employment Agreement is terminated other than at Dr. Kledzik's option or by the Company for cause, then the Company shall pay Dr. Kledzik severance compensation in an amount equal to the product of his monthly base salary multiplied by the greater of: (i) the number of months remaining under the term of the Employment Agreement; or (ii) six. If the Company terminates Dr. Kledzik's employment for cause or Dr. Kledzik terminates his employment, he is not entitled to severance pay. "Cause" is defined in the Employment Agreement to be personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than minor traffic violations) or material breach of any provision of the Employment Agreement or any other agreement between Dr. Kledzik and the Company. In addition, in connection with the execution of the Employment Agreement, Dr. Kledzik executed and delivered the Company's standard form Intellectual Property and Confidentiality Agreement providing for the assignment to the Company of inventions and intellectual property created or enhanced during Dr. Kledzik's employment and providing for the protection of confidential information.

    The Company and Mr. Mai are parties to an employment agreement effective February 1, 1991, as amended (the "Employment Agreement"), pursuant to which Mr. Mai serves as President of the Company and its subsidiaries. The Employment Agreement provides for an initial employment term of one (1) year, renewed for successive one-year terms, unless Mr. Mai notifies the Company in writing at least 30 days in advance of, or the Company notifies Mr. Mai in writing 30 days before or after, January 1st of each year. Under the terms of the Employment Agreement, Mr. Mai is entitled to an annual salary as determined by the Compensation Committee from time to time. The current annual salary is $295,625. As of December 31, 2000, in connection with the Employment Agreement, Mr. Mai has received options to purchase a total of 150,000 shares of Common Stock at exercise prices ranging from $0.67 to $2.00 per share with a weighted average price of $1.42 per share. Additionally, from two of the Company's employee stock option plans, Mr. Mai has received options to purchase 478,750 shares at exercise prices ranging from $6.00 to $34.75 per share with a weighted average exercise price of $22.27 per share. Options for 391,250 shares have vested, of which 37,310 shares have been exercised. The options generally vest ratably over four years from the date of grant. The remaining terms and conditions of Mr. Mai's Employment Agreement are substantially identical to those in Dr. Kledzik's agreement, except that if the Employment Agreement is terminated other than at Mr. Mai's option or by the Company for cause, then the Company shall pay Mr. Mai severance compensation in an amount equal to one week's salary for each six month employment period, beginning six months after the effective date of the Employment Agreement.

    The Company and Mr. Philpott are parties to an employment agreement effective March 20, 1995, as amended (the "Employment Agreement"), pursuant to which Mr. Philpott serves as Chief Financial Officer of the Company and its subsidiaries. The Employment Agreement provides for an initial employment term of one (1) year, renewed for successive one-year terms, unless Mr. Philpott notifies the Company in writing at least 30 days in advance of, or the Company notifies Mr. Philpott in writing 30 days before or after, March 20 of each year. Under the terms of the Employment Agreement, Mr. Philpott is entitled to an annual salary as determined by the Company from time to time. The current annual salary is $206,938. As of December 31, 2000, in connection with the Employment Agreement, Mr. Philpott has received options to purchase a total of 15,000 shares of Common Stock at exercise prices ranging from $8.00 to $10.67 per share with a weighted average price of $9.34 per share. Additionally, from two of the Company's employee stock option plans, Mr. Philpott has received options to purchase 235,000 shares at exercise prices ranging from $9.31 to $34.75 per share with a weighted average exercise price of $18.64 per share. Options for 87,500 shares have vested, of which 7,500 shares have been exercised. The options generally vest ratably over four years from the date of grant. The remaining terms and conditions of Mr. Philpott's Employment Agreement are substantially identical to those in Dr. Kledzik's agreement, except that if the Employment Agreement is terminated other than at Mr. Philpott's option or by the Company for cause, then the Company shall pay Mr. Philpott severance compensation in an amount equal to one week's salary for each six month employment period, beginning six months after the effective date of the Employment Agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pharmacia Corporation

    The Company has had a collaborative relationship with Pharmacia Corporation relating to the development and commercialization of SnET2 since 1994. The Company's current relationship with Pharmacia Corporation is critical to its ophthalmology program. Pharmacia Corporation is a beneficial owner of more than five percent of the Company's Common Stock.

    The original SnET2 License Agreements with Pharmacia Corporation entered into in 1994 and 1995 provided for the co-development of, and exclusive marketing rights to, SnET2 in the fields of oncology, urology and dermatology. In conjunction with this license agreement, Pharmacia Corporation purchased a $13.0 million equity investment in Miravant or 725,001 shares of Common Stock. In 1996, these agreements were amended to include the field of ophthalmology. In June 1998, these agreements were further amended and the Formulation Agreement was assigned to Fresenius AG as part of their Asset Transfer Agreement between Pharmacia Corporation and Fresenius. In January 1999, the Company entered into an Equity Investment Agreement, whereby, Pharmacia Corporation purchased 1,136,533 shares of our Common Stock for an aggregate purchase price of $19.0 million and extended a line of credit to Miravant of $22.5 million, referred to as the Credit Agreement. In connection with the Credit Agreement, as of December 31, 2000, the Company had $22.5 million of principal and $2.3 million in interest outstanding under the line of credit. For the year ended December 31, 2000, the Company paid $372,000 and recorded as expense $308,000 in connection with the Formulation Agreement. Additionally, for the year ended December 31, 2000 the Company recorded revenues of $4.5 million related to reimbursement provided under the license agreement and related amendments.

    In January 2001, we signed a non-binding letter of intent with Pharmacia Corporation to provide us with up to an additional $20.0 million of funding. The terms and conditions under which any funding will be available to us are subject to further negotiations, which are currently ongoing. As discussions continue with Pharmacia Corporation regarding the additional funding, there can be no assurance that the negotiations will be successful or that we will be able to enter into a definitive agreement.

Executive Loans

    In December 1997, the Compensation Committee of the Board of Directors recommended and subsequently approved an option loan program for the Company's named executive officers. The loans, which accrue interest at the applicable federal rates and are payable in five years, were awarded specifically for the purpose of exercising options and paying the related option exercise price and payroll taxes, if any, and are secured by the underlying shares exercised. The current adjusted outstanding loan balances made available under this program are $20,765 for Gary S. Kledzik, $34,713 for David E. Mai and $85,680 for John M. Philpott. During 1996 and 1997, under the Company's employee loan program, the named executive officers borrowed $25,000 each. These notes are collateralized by their stock options and accrue interest at the applicable federal rates and mature five years from the date of issuance. Currently, the notes are still outstanding and are accruing interest. In December 1997, the Company made a loan to David E. Mai. The note accrues interest at a fixed rate of 5.89% and has an outstanding principal balance of $32,500 plus accrued interest. In addition, in August 1998, the Company made a loan to Gary S. Kledzik. This note accrues interest at a fixed rate of 5.5% and the note has an outstanding balance of $296,000 plus accrued interest.

    See also "Compensation Committee Interlocks and Insider Participation".

COMPARISON OF TOTAL STOCKHOLDER RETURN

    The Company's Common Stock began trading on the NASDAQ SmallCap Market on April 11, 1995 and was designated as a National Market System security on The NASDAQ National Market on August 30, 1995. From August 30, 1995 to September 12, 1997, the stock was traded under the symbol PDTI. Effective September 15, 1997, the Company changed its name to Miravant Medical Technologies and its ticker symbol to MRVT. The graph below compares the cumulative total stockholder return on the Common Stock with the cumulative total return on the NASDAQ Market Index and the companies included in the NASDAQ Pharmaceutical Index over the period indicated (assuming the investment of $100 in the Company's Common Stock on December 29, 1995, and reinvestment of any dividends). In accordance with SEC regulations, the stockholder return for each entity in the peer group index has been weighted on the basis of market capitalization as of each monthly measurement date set forth on the graph. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The other indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Common Stock.

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
MIRAVANT MEDICAL TECHNOLOGIES

Prepared by the Center for Research in Security Prices
Produced on 03/28/2001 including data to 12/29/2000

ITEM NO. 1
ELECTION OF DIRECTORS

    The ByLaws of the Company authorize not more than nine (9) nor less than five (5) members of the Board of Directors and, effective April 27, 2001, fix the number of members at six (6) until changed. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the Company's six (6) nominees named below, each to serve until the next Annual Meeting of Stockholders and until the director's successor is elected and qualified. If any stockholder gives notice in accordance with the Company's Certificate of Incorporation and applicable law of his or her intention to cumulate votes, then all stockholders may cumulate votes. If such notice is given, the proxy holders will vote the proxies received by them cumulatively in their discretion.

    Six (6) Directors are being nominated to be elected until the 2002 Annual Meeting of Stockholders and until their successors are elected and qualified: LARRY S. BARELS; WILLIAM P. FOLEY II; CHARLES T. FOSCUE; GARY S. KLEDZIK, Ph.D.; DAVID E. MAI; and JONAH SHACKNAI.

    If any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the shares which they represent for a nominee designated by the present Board of Directors to fill the vacancy, unless the Board, to the extent permitted, reduces the number of directors. It is not presently expected that any nominee will be unable or will decline to serve as a director.

    Names of the nominees and certain information about each of them are set forth below.

Larry S. Barels, Age 52

    Mr. Barels has served as a director of the Company since November 1998. Mr. Barels has been Principal of Pacific Capital Resources, his own consulting practice, from 1996 to the present. Since June 1999, Mr. Barels has been the Chairman of the Board for Driveway Corporation and from November 1998 to June 1999, he served as the President and Chief Executive Officer. From 1995 to 1997, Mr. Barels was the Chairman of Software.com, Inc., a company that develops internet and intranet-based messaging server software. From 1997 to present, Mr. Barels has been a partner and advisor to Vantage Point Venture Partners. From 1985 through 1995, Mr. Barels was the Chairman and Chief Executive Officer of Wavefront Technologies, a company involved in digital image manipulation and computer animation. Currently, Mr. Barels is a director of Miramar Systems and MSC Software. Mr. Barels holds a B.A. degree from Brigham Young University in Communications.

William P. Foley II, Age 56

    Mr. Foley has served as a director of the Company since October 1998. Mr. Foley has been Chairman and Chief Executive Officer of Fidelity National Financial, Inc., (FNF, NYSE) since 1984 to the present. Mr. Foley is also currently serving as Chairman of the Board of CKE Restaurants, Inc., (CKE, NYSE) the developer, owner, operator and franchisor of Carl's Jr. restaurants and as Chairman of the Board of Checkers Drive-In Restaurants, Inc. (CHKR, Nasdaq) and Santa Barbara Restaurant Group, Inc. (SBRG, Nasdaq). Mr. Foley is also a director of Micro General Corporation and American National Financial, Inc. (AFI, Nasdaq). Mr. Foley holds a B.S. degree from the United States Military Academy at West Point, an M.B.A from Seattle University and a JD from the University of Washington.

Charles T. Foscue, Age 52

    Mr. Foscue has served as a director of the Company since July 1996. Mr. Foscue is a founder, Chairman, President and Chief Executive Officer of HAI and has held those positions since the inception of HAI in 1979. HAI serves as a corporate financial consultant in the areas of mergers and acquisitions, public and private financings, strategic planning and financial analysis. HAI and Mr. Foscue have been advisors to the Company since 1991 and have been involved in the Company's private and public financings from 1991 to the present. Prior to founding HAI, Mr. Foscue was Vice President of Marketing for Tri-Chem, Inc. Mr. Foscue holds a B.A. degree in Economics from the University of North Carolina and an M.B.A. degree from Harvard University, Graduate School of Business.

Gary S. Kledzik, Ph.D., Age 51

    Dr. Kledzik is a founder of the Company and has served as a director since its inception in June 1989. He served as President of the Company from June 1989 to May 1996. He has been Chairman of the Board of Directors since July 1991, Chief Executive Officer since September 1992 and served as President until May 1996. Prior to joining the Company, Dr. Kledzik was Vice President of the Glenn Foundation for Medical Research. His previous experience includes serving as Research and General Manager for an Ortho Diagnostic Systems, Inc. division of Johnson & Johnson and Vice President of Immulok, Inc., a cancer and infectious disease biotechnology company which he co-founded and which was acquired by Johnson & Johnson in 1983. Dr. Kledzik holds a B.S. degree in Biology and a Ph.D. in Physiology from Michigan State University.

David E. Mai, Age 56

    Mr. Mai has served as President of the Company since May 1996, President of Miravant Cardiovascular, Inc. since September 1992, President of Miravant Pharmaceuticals, Inc. since July 1996 and President of Miravant Systems, Inc. since June 1997. Mr. Mai served as Vice President of Corporate Development for the Company from March 1994 until May 1996. Mr. Mai became associated with the Company in July 1990 as a consultant assisting with technology and business development. He joined the Company in 1991, serving as New Product Program Manager from February 1991 to July 1992 and as Clinical Research Manager from July 1992 to September 1992. Prior to joining the Company, Mr. Mai was Director of the Intravascular Ultrasound Division of Diasonics Corporation from 1988 to 1989. Previously, Mr. Mai served as Director of Strategic Marketing for Boston Scientific Corporation's Advanced Technologies Division, Vice President of Stanco Medical and Sales Engineer with Hewlett-Packard Medical Electronics. Mr. Mai holds a B.S. degree in Biology from the University of Hawaii.

Jonah Shacknai, Age 44

    Mr. Shacknai has served as a director of the Company since September 1997. Mr. Shacknai is the founder of Medicis Pharmaceutical Corporation where he has served as Chairman of the Board and Chief Executive Officer since July 1988. From 1977 until late 1982, Mr. Shacknai served as chief aide to the House of Representatives' committee and was a member of the Commission on the Federal Drug Approval Process and the National Council on Drugs. From 1982 to 1988, as senior partner in the law firm of Royer, Shacknai and Mehle, Mr. Shacknai represented over 30 multinational pharmaceutical and medical device concerns, as well as four major industry trade associations. Mr. Shacknai also served in an executive position with Key Pharmaceuticals, Inc. prior to its acquisition by Schering-Plough Corporation. Mr. Shacknai was recently selected to serve on the Listed Company Advisory Committee to the New York Stock Exchange (LCAC). Mr. Shacknai has also served as a member of the National Arthritis and Musculoskeletal and Skin Disease Advisory Council of the National Institutes of Health and currently serves on the United States-Israel Science and Technology Commission. Mr. Shacknai holds a B.S. degree from Colgate University and a JD from Georgetown University Law Center.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE SIX (6) NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

ITEM NO. 2
PROPOSAL TO RATIFY APPOINTMENT OF
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

    Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company for the current fiscal year. Ernst & Young LLP has audited the Company's consolidated financial statements since 1993. Fees for the last annual audit were approximately $85,500. All other fees were approximately $42,500, including audit related services of $15,300, and non-audit services of $27,200. Audit related services generally include fees for pension and statutory audits, accounting consultations and SEC registration statements. Non-audit services primarily relate to fees for tax related services. No fees were paid relating to financial system design and implementation.

    Representatives of the firm Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they do so desire and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS ITEM.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2000, all such Section 16(a) filing requirements were complied with.

OTHER MATTERS

    The Company is unaware of any other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote the proxy in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the Company's 2002 Annual Meeting of Stockholders should submit the proposal in writing to Secretary, Miravant Medical Technologies, 336 Bollay Drive, Santa Barbara, California 93117 no later than December 31, 2001, in order for such proposal to be considered for inclusion in the Proxy Statement and all other conditions for such inclusion must be satisfied. Additionally, management proxy holders for the Company's 2002 Annual Meeting will have discretionary authority to vote on any stockholder proposal that is presented at such Annual Meeting, but that is not included in the Company's Proxy Statement, unless notice of such proposal is received by the Secretary on or before March 1, 2002.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
PLEASE SIGN THE PROXY AND RETURN IT IN
THE ENCLOSED STAMPED ENVELOPE

Santa Barbara, California
May 11, 2001

By Order of the Board of Directors

Joseph E. Nida Secretary

    EXHIBIT A

MIRAVANT MEDICAL TECHNOLOGIES
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.  Audit Committee Purpose

    The Audit Committee is appointed by the Board of Directors of Miravant Medical Technologies, or the Company, to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors.

  •
  Provide an avenue of communication among the independent auditors, management and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

    Audit Committee members shall meet the requirements of the NASDAQ Stock Market, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

    Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

    The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's consolidated financial statements and significant findings based upon the auditors' limited review procedures.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three (3) years in accordance with Securities and Exchange Commission, or SEC, regulations.

  2.
  Review the Company's annual audited consolidated financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments, as considered necessary.

  3.
  In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

  4.
  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Auditing Standards No. 61, Communication With Audit Committees, or SAS No. 61 (see item 9). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

  5.
  The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  6.
  Approve the fees and other significant compensation to be paid to the independent auditors.

  7.
  On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

  8.
  Review the independent auditors' audit plan—discuss scope, staffing, locations, reliance upon management and general audit approach.

  9.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with SAS No. 61.

  10.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Legal Compliance

  11.
  On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

  12.
  Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

  13.
  Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

  14.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

   Miravant Medical Technologies

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS—JUNE 26, 2001

Miravant Medical Technologies, 336 Bollay Drive, Santa Barbara, California 93117

   The undersigned hereby appoints Gary S. Kledzik, Ph.D. and John M. Philpott, and each of them the true and lawful attorneys in fact, agents and proxies, each with full power of substitution, to attend the annual meeting of stockholders of Miravant Medical Technologies (the "Company") to be held June 26, 2001, at 9:00 a.m. at The Four Seasons Biltmore Hotel, Santa Barbara, California, and/or at any adjournment of the annual meeting, and to vote in the manner indicated below all shares of Common Stock which the undersigned would be entitled to vote if personally present, all in accordance with and as more fully described in the Notice of Annual Meeting and accompanying Proxy Statement, receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS INDICATED BELOW:

Please mark your votes like this: /x/.

1.	To elect the following as directors.	FOR ALL NOMINEES LISTED BELOW— (except as marked below) / /	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW / /

Larry S. Barels, William P. Foley II, Charles T. Foscue, Gary S. Kledzik, Ph.D., David E. Mai, and Jonah Shacknai

To withhold authority to vote for any nominee, strike out the name of any such nominee(s) and mark the following box: / /

2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the 2001 fiscal year.

                                                 / / FOR                                                 / / AGAINST                                                 / / ABSTAIN

3. In their discretion, on such other business as may properly come before the annual meeting or any adjournment thereof.

   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, FOR ITEM 2, AND, WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING, IN THE DISCRETION OF THE PROXY HOLDERS.

   Please mark, date and sign as your name appears below and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, state your full title and authority when signing. If the signer is a corporation, please sign the full corporation name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated , 2001

Signature, if held jointly

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE
/ / I/WE PLAN TO ATTEND THE MEETING. If you plan to attend the meeting, please mark the box.

QuickLinks

SCHEDULE 14A INFORMATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT
VOTING AND SOLICITATION OF PROXIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD MEETINGS, REMUNERATION OF DIRECTORS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPARISON OF TOTAL STOCKHOLDER RETURN
Comparison of Five-Year Cumulative Total Returns Performance Graph for MIRAVANT MEDICAL TECHNOLOGIES
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING
EXHIBIT A
PROXY CARD